POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Elizabeth E. Bailey, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 20, 2008

/s/ Elizabeth E. Bailey
Elizabeth E. Bailey

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 20 th day of February, 2008, by Elizabeth E. Bailey, who I have identified to be the person who signs herein.

/s/ Ivy L. Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Robert C. Clark, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 22, 2008

/s/ Robert C. Clark
Robert C. Clark

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 22 nd day of February, 2008, by Robert C. Clark, who I have identified to be the person who signs herein.

/s/ Maura H. Kelley
NOTARY PUBLIC

My Commission Expires: November 7, 2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Edward M. Hundert, M.D., a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 20, 2008

/s/ Edward M. Hundert, M.D.
Edward M. Hundert, M.D.

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 20 th day of February, 2008, by Edward M. Hundert, M.D., who I have identified to be the person who signs herein.

/s/ Ivy L. Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Marjorie Fine Knowles, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008

/s/ Marjorie Fine Knowles
Marjorie Fine Knowles

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 21 st day of February, 2008, by Marjorie Fine Knowles, who I have identified to be the person who signs herein.

/s/ Ivy L. Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Donald K. Peterson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008

/s/ Donald K. Peterson
Donald K. Peterson

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 21 st day of February, 2008, by Donald K. Peterson, who I have identified to be the person who signs herein.

/s/ Ivy L. Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Sidney A. Ribeau, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 27, 2008

/s/ Sidney A. Ribeau
Sidney A. Ribeau

State of Ohio	)
	)	ss.
County of Wood	)

SUBSCRIBED AND SWORN to before me this 27 th day of February, 2008, by Sidney A. Ribeau, who I have identified to be the person who signs herein.

/s/ Kristie M. Ackerman
NOTARY PUBLIC

My Commission Expires: May 7, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Dorothy K. Robinson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008

/s/ Dorothy K. Robinson
Dorothy K. Robinson

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 21 st day of February, 2008, by Dorothy K. Robinson, who I have identified to be the person who signs herein.

/s/ Ivy L. Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that David L. Shedlarz, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008

/s/ David L. Shedlarz
David L. Shedlarz

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 21 st day of February, 2008, by David L. Shedlarz, who I have identified to be the person who signs herein.

/s/ Ivy L. Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Glenn A. Britt, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 19, 2008

/s/ Glenn A. Britt
Glenn A. Britt

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 19 th day of February, 2008, by Glenn A. Britt, who I have identified to be the person who signs herein.

/s/ Patricia R. Hastoo
NOTARY PUBLIC

My Commission Expires: July 15, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that David F. Swensen, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008

/s/ David F. Swensen
David F. Swensen

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 21 st day of February, 2008, by David F. Swensen, who I have identified to be the person who signs herein.

/s/ Ivy L. Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Ronald L. Thompson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008

/s/ Ronald L. Thompson
Ronald L. Thompson

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 21 st day of February, 2008, by Ronald L. Thompson, who I have identified to be the person who signs herein.

/s/ Ivy L. Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Marta Tienda, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008

/s/ Marta Tienda
Marta Tienda

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 21 st day of February, 2008, by Marta Tienda, who I have identified to be the person who signs herein.

/s/ Ivy L. Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Rosalie J. Wolf, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie Pierre-Merritt, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008

/s/ Rosalie J. Wolf
Rosalie J. Wolf

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 21 st day of February, 2008, by Rosalie J. Wolf, who I have identified to be the person who signs herein.

/s/ Ivy L. Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011